                                                                    Exhibit 99.6
--------------------------------------------------------------------------------
                                                Monthly Operating Report
---------------------------------------
CASE NAME: OK Turbines, Inc.                    ACCRUAL BASIS
---------------------------------------
---------------------------------------
CASE NUMBER: 400-42146-BJH-11                   02/13/95, RWD, 2/96
---------------------------------------
---------------------------------------
JUDGE:  Barbara J. Houser
---------------------------------------

                        UNITED STATES BANKRUPTCY COURT

                          NORTHERN DISTRICT OF TEXAS

                                SIXTH DIVISION

                           MONTHLY OPERATING REPORT

                         MONTH ENDING: MARCH 31, 2001

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS 1 THROUGH ACCRUAL BASIS 7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.


RESPONSIBLE PARTY:

/s/ Drew Keith                                    Chief Financial Officer
-----------------------------------------      ---------------------------------
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY                  TITLE

Drew Keith                                              4/20/01
-----------------------------------------      ---------------------------------
PRINTED NAME OF RESPONSIBLE PARTY                        DATE


PREPARER:

/s/ Jessica L. Wilson                             Chief Accounting Officer
-----------------------------------------      ---------------------------------
ORIGINAL SIGNATURE OF PREPARER                           TITLE


Jessica L. Wilson                                       4/20/01
-----------------------------------------      ---------------------------------
PRINTED NAME OF PREPARER                                 DATE

--------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
  ------------------------------------------------------                               Monthly Operating Report
       CASE NAME: OK Turbines, Inc.                                                                        ACCRUAL BASIS-1
  -----------------------------------------------------
  -----------------------------------------------------
       CASE NUMBER:  400-42146-BJH-11                                                       02/13/95, RWD, 2/96
  -----------------------------------------------------


  -----------------------------------------------------
     COMPARATIVE BALANCE SHEET
  ---------------------------------------------------------------------------------------------------------------------------------
                                                            SCHEDULE      MONTH               MONTH              MONTH
                                                                      ------------------------------------------------------------
     ASSETS                                                  AMOUNT    January 2001       February 2001        March 2001
  ---------------------------------------------------------------------------------------------------------------------------------
     1.  UNRESTRICTED  CASH                             $  299,835     $    391,906       $  507,677           $  152,250
  ---------------------------------------------------------------------------------------------------------------------------------
     2.  RESTRICTED  CASH                               $        0     $          0       $        0           $        0
  ---------------------------------------------------------------------------------------------------------------------------------
     3.  TOTAL  CASH                                    $  299,835     $    391,906       $  507,677           $  152,250
  ---------------------------------------------------------------------------------------------------------------------------------
     4.  ACCOUNTS  RECEIVABLE  (NET)                    $  569,077     $    555,158       $  451,957           $  599,910
  ---------------------------------------------------------------------------------------------------------------------------------
     5.  INVENTORY                                      $4,135,448     $  4,474,684       $4,403,012           $4,417,141
  ---------------------------------------------------------------------------------------------------------------------------------
     6.  NOTES  RECEIVABLE                              $        0     $          0       $        0           $        0
  ---------------------------------------------------------------------------------------------------------------------------------
     7.  PREPAID  EXPENSES                              $        0     $          0       $        0           $        0
  ---------------------------------------------------------------------------------------------------------------------------------
     8.  OTHER  (ATTACH  LIST)                          $   30,000      ($1,072,548)       ($969,186)           ($842,921)
  ---------------------------------------------------------------------------------------------------------------------------------
     9.  TOTAL  CURRENT  ASSETS                         $5,034,360     $  4,349,200       $4,393,460           $4,326,380
  ---------------------------------------------------------------------------------------------------------------------------------
     10.  PROPERTY,  PLANT  &  EQUIPMENT                $  474,012     $    604,473       $  604,473           $  604,429
  ---------------------------------------------------------------------------------------------------------------------------------
     11.  LESS:  ACCUMULATED
          DEPRECIATION / DEPLETION                      $        0     $    130,216       $  134,488           $  138,761
  ---------------------------------------------------------------------------------------------------------------------------------
     12.  NET  PROPERTY,  PLANT  &
          EQUIPMENT                                     $  474,012     $    474,257       $  469,985           $  465,668
  ---------------------------------------------------------------------------------------------------------------------------------
     13.  DUE FROM INSIDERS                             $        0     $          0       $        0           $        0
  ---------------------------------------------------------------------------------------------------------------------------------
     14.  OTHER  ASSETS     NET  OF
          AMORTIZATION  (ATTACH  LIST)                  $        0     $          0       $        0           $        0
  ---------------------------------------------------------------------------------------------------------------------------------
     15.  OTHER (ATTACH LIST)                           $        0     $          0       $        0           $        0
  ---------------------------------------------------------------------------------------------------------------------------------
     16.  TOTAL ASSETS                                  $5,508,372     $  4,823,457       $4,863,445           $4,792,048
  ---------------------------------------------------------------------------------------------------------------------------------
     POSTPETITION LIABILITIES
  ---------------------------------------------------------------------------------------------------------------------------------
     17.  ACCOUNTS PAYABLE                                             $     22,921       $   43,265           $   18,863
  ---------------------------------------------------------------------------------------------------------------------------------
     18.  TAXES PAYABLE                                                $          0       $        0           $        0
  ---------------------------------------------------------------------------------------------------------------------------------
     19.  NOTES PAYABLE                                                $          0       $        0           $        0
  ---------------------------------------------------------------------------------------------------------------------------------
     20.  PROFESSIONAL FEES                                            $          0       $        0           $        0
  ---------------------------------------------------------------------------------------------------------------------------------
     21.  SECURED DEBT                                                 $          0       $        0           $        0
  ---------------------------------------------------------------------------------------------------------------------------------
     22.  OTHER (ATTACH  LIST)                                         $          0       $        0           $        0
  ---------------------------------------------------------------------------------------------------------------------------------
     23.  TOTAL POSTPETITION
          LIABILITIES                                                  $     22,921       $   43,265           $   18,863
  ---------------------------------------------------------------------------------------------------------------------------------
     PREPETITION LIABILITIES
  ---------------------------------------------------------------------------------------------------------------------------------
     24.  SECURED  DEBT                                 $        0     $          0       $        0           $        0
  ---------------------------------------------------------------------------------------------------------------------------------
     25.  PRIORITY  DEBT                                $   28,268     $          0       $        0           $        0
  ---------------------------------------------------------------------------------------------------------------------------------
     26.  UNSECURED  DEBT                               $  493,554     $    522,629       $  522,633           $  522,716
  ---------------------------------------------------------------------------------------------------------------------------------
     27.  OTHER (ATTACH LIST)                           $        0     $          0       $        0           $        0
  ---------------------------------------------------------------------------------------------------------------------------------
     28.  TOTAL  PREPETITION  LIABILITIES               $  521,822     $    522,629       $  522,633           $  522,716
  ---------------------------------------------------------------------------------------------------------------------------------
     29.  TOTAL LIABILITIES                             $  521,822     $    545,550       $  565,898           $  541,579
  ---------------------------------------------------------------------------------------------------------------------------------
     EQUITY
  ---------------------------------------------------------------------------------------------------------------------------------
     30.  PREPETITION  OWNERS'  EQUITY                                 $  3,790,619       $3,790,619           $3,790,619
  ---------------------------------------------------------------------------------------------------------------------------------
     31.  POSTPETITION  CUMULATIVE
          PROFIT  OR  (LOSS)                                           $    487,288       $  506,928           $  459,850
  ---------------------------------------------------------------------------------------------------------------------------------
     32.  DIRECT  CHARGES  TO  EQUITY
          (ATTACH  EXPLANATION)
  ---------------------------------------------------------------------------------------------------------------------------------
     33.  TOTAL  EQUITY                                 $        0     $  4,277,907       $4,297,547           $4,250,469
  ---------------------------------------------------------------------------------------------------------------------------------
     34.  TOTAL  LIABILITIES  &
          OWNERS'  EQUITY                               $  521,822     $  4,823,457       $4,863,445           $4,792,048
  ---------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================
                                                                                           Monthly Operating Report
     --------------------------------------------
       CASE NAME: OK Turbines, Inc.                                                   ACCRUAL BASIS-2
     --------------------------------------------
     --------------------------------------------
       CASE NUMBER: 400-42146-BJH-11                                                       02/13/95, RWD, 2/96
     --------------------------------------------

     ------------------------------------
       INCOME STATEMENT
  ---------------------------------------------------------------------------------------------------------------------------------
                                                                 MONTH          MONTH            MONTH
                                                             ----------------------------------------------     QUARTER
       REVENUES                                               January 2001   February 2001     March 2001         TOTAL
  ----------------------------------------------------------------------------------------------------------------------------
       1.  GROSS  REVENUES                                        $384,607       $352,847      $ 354,752       $1,092,206
  ----------------------------------------------------------------------------------------------------------------------------
       2.  LESS:  RETURNS & DISCOUNTS                             $      0       $      0      $       0       $        0
  ----------------------------------------------------------------------------------------------------------------------------
       3.  NET  REVENUE                                           $384,607       $352,847      $ 354,752       $1,092,206
  ----------------------------------------------------------------------------------------------------------------------------
       COST OF GOODS SOLD
  ----------------------------------------------------------------------------------------------------------------------------
       4.  MATERIAL                                               $219,464       $238,072      $ 312,241       $  769,777
  ----------------------------------------------------------------------------------------------------------------------------
       5.  DIRECT  LABOR                                          $ 47,684       $ 39,897      $  43,484       $  131,065
  ----------------------------------------------------------------------------------------------------------------------------
       6.  DIRECT  OVERHEAD                                       $ 12,273       $  5,361      $   1,694       $   19,328
  ----------------------------------------------------------------------------------------------------------------------------
       7.  TOTAL  COST  OF  GOODS  SOLD                           $279,421       $283,330      $ 357,419       $  920,170
  ----------------------------------------------------------------------------------------------------------------------------
       8.  GROSS  PROFIT                                          $105,186       $ 69,517        ($2,667)      $  172,036
  ----------------------------------------------------------------------------------------------------------------------------
       OPERATING EXPENSES
  ----------------------------------------------------------------------------------------------------------------------------
       9.   OFFICER / INSIDER  COMPENSATION                       $  4,615       $  4,615      $   4,615       $   13,845
  ----------------------------------------------------------------------------------------------------------------------------
       10.  SELLING  &  MARKETING                                 $    332       $    384      $     254       $      970
  ----------------------------------------------------------------------------------------------------------------------------
       11.  GENERAL & ADMINISTRATIVE                              $ 28,821       $ 28,227      $  26,186       $   83,234
  ----------------------------------------------------------------------------------------------------------------------------
       12.  RENT  &  LEASE                                        $  3,387       $  3,610      $   3,739       $   10,736
  ----------------------------------------------------------------------------------------------------------------------------
       13.  OTHER (ATTACH LIST)                                   $    735       $  8,769      $     344       $    9,848
  ----------------------------------------------------------------------------------------------------------------------------
       14.  TOTAL  OPERATING  EXPENSES                            $ 37,890       $ 45,605      $  35,138       $  118,633
  ----------------------------------------------------------------------------------------------------------------------------
       15.  INCOME  BEFORE  NON OPERATING
            INCOME & EXPENSE                                      $ 67,296       $ 23,912       ($37,805)      $   53,403
  ----------------------------------------------------------------------------------------------------------------------------
       OTHER INCOME &  EXPENSES
  ----------------------------------------------------------------------------------------------------------------------------
       16.  NON OPERATING INCOME (ATT.  LIST)                     $      0       $      0      $       0       $        0
  ----------------------------------------------------------------------------------------------------------------------------
       17.  NON OPERATING EXPENSE (ATT.  LIST)                    $      0       $      0      $       0       $        0
  ----------------------------------------------------------------------------------------------------------------------------
       18.  INTEREST  EXPENSE                                     $      0       $      0      $       0       $        0
  ----------------------------------------------------------------------------------------------------------------------------
       19.  DEPRECIATION / DEPLETION                              $  4,272       $  4,272      $   4,273       $   12,817
  ----------------------------------------------------------------------------------------------------------------------------
       20.  AMORTIZATION                                          $      0       $      0      $       0       $        0
  ----------------------------------------------------------------------------------------------------------------------------
       21.  OTHER (ATTACH LIST)                                   $      0       $      0      $       0       $        0
  ----------------------------------------------------------------------------------------------------------------------------
       22.  NET  OTHER INCOME & EXPENSES                          $  4,272       $  4,272      $   4,273       $   12,817
  ----------------------------------------------------------------------------------------------------------------------------
       REORGANIZATION EXPENSES
  ----------------------------------------------------------------------------------------------------------------------------
       23.  PROFESSIONAL  FEES                                    $      0       $      0      $       0       $        0
  ----------------------------------------------------------------------------------------------------------------------------
       24.  U.S.  TRUSTEE  FEES                                   $      0       $      0      $   5,000       $    5,000
  ----------------------------------------------------------------------------------------------------------------------------
       25.  OTHER (ATTACH LIST)                                   $      0       $      0      $       0       $        0
  ----------------------------------------------------------------------------------------------------------------------------
       26.  TOTAL  REORGANIZATION  EXPENSES                       $      0       $      0      $   5,000       $    5,000
  ----------------------------------------------------------------------------------------------------------------------------
       27.  INCOME  TAX                                           $      0       $      0      $       0       $        0
  ----------------------------------------------------------------------------------------------------------------------------
       28.  NET  PROFIT  (LOSS)                                   $ 63,024       $ 19,640       ($47,078)      $   35,586
==============================================================================================================================

------------------------------------------------------------------------------------------------------------------------------------
                                                                                          Monthly Operating Report
   ---------------------------------------------------
       CASE NAME: OK Turbines, Inc.                                            ACCRUAL BASIS-3
   ---------------------------------------------------
   ---------------------------------------------------
       CASE NUMBER: 400-42146-BJH-11                                                   02/13/95, RWD, 2/96
   ---------------------------------------------------

   ---------------------------------------------------------------------------------------------------------------------------------
                                                                    MONTH          MONTH             MONTH          QUARTER
       CASH RECEIPTS                                            ---------------------------------------------
       AND DISBURSEMENTS                                         January 2001  February 2001      March 2001         TOTAL
   ---------------------------------------------------------------------------------------------------------------------------------
       1.   CASH BEGINNING OF MONTH                                $ 68,784       $391,906        $  507,677      $   68,784
   ---------------------------------------------------------------------------------------------------------------------------------
       RECEIPTS FROM OPERATIONS
   ---------------------------------------------------------------------------------------------------------------------------------
       2.   CASH SALES                                             $      0       $      0        $        0      $        0
   ---------------------------------------------------------------------------------------------------------------------------------
       COLLECTION OF ACCOUNTS RECEIVABLE
   ---------------------------------------------------------------------------------------------------------------------------------
       3.   PREPETITION                                            $      0       $  4,904        $        0      $    4,904
   ---------------------------------------------------------------------------------------------------------------------------------
       4.   POSTPETITION                                           $547,565       $456,463        $  209,201      $1,213,229
   ---------------------------------------------------------------------------------------------------------------------------------
       5.   TOTAL  OPERATING  RECEIPTS                             $547,565       $461,367        $  209,201      $1,218,133
   ---------------------------------------------------------------------------------------------------------------------------------
       NON OPERATING RECEIPTS
   ---------------------------------------------------------------------------------------------------------------------------------
       6.   LOANS  &  ADVANCES  (ATTACH  LIST)                     $      0       $      0        $        0      $        0
   ---------------------------------------------------------------------------------------------------------------------------------
       7.   SALE  OF  ASSETS                                       $      0       $      0        $        0      $        0
   ---------------------------------------------------------------------------------------------------------------------------------
       8.   OTHER  (ATTACH  LIST)                                  $  1,151       $ 17,986        $       53      $   19,190
   ---------------------------------------------------------------------------------------------------------------------------------
       9.   TOTAL  NON OPERATING  RECEIPTS                         $  1,151       $ 17,986        $       53      $   19,190
   ---------------------------------------------------------------------------------------------------------------------------------
       10.  TOTAL  RECEIPTS                                        $548,716       $479,353        $  209,254      $1,237,323
   ---------------------------------------------------------------------------------------------------------------------------------
       11.  TOTAL  CASH  AVAILABLE                                 $617,500       $871,259        $  716,931      $1,306,107
   ---------------------------------------------------------------------------------------------------------------------------------
       OPERATING DISBURSEMENTS
   ---------------------------------------------------------------------------------------------------------------------------------
       12.  NET  PAYROLL                                           $ 79,281       $ 53,114        $  100,370      $  232,765
   ---------------------------------------------------------------------------------------------------------------------------------
       13.  PAYROLL TAXES PAID                                     $  5,278       $  4,028        $    7,616      $   16,922
   ---------------------------------------------------------------------------------------------------------------------------------
       14.  SALES,  USE  &  OTHER  TAXES  PAID                     $  1,957       $      0        $        0      $    1,957
   ---------------------------------------------------------------------------------------------------------------------------------
       15.  SECURED / RENTAL / LEASES                              $  2,927       $  2,948        $    3,870      $    9,745
   ---------------------------------------------------------------------------------------------------------------------------------
       16.  UTILITIES                                              $  3,876       $  1,502        $    2,778      $    8,156
   ---------------------------------------------------------------------------------------------------------------------------------
       17.  INSURANCE                                              $      0       $      0        $        0      $        0
   ---------------------------------------------------------------------------------------------------------------------------------
       18.  INVENTORY  PURCHASES                                   $ 47,383       $ 84,068        $  181,371      $  312,822
   ---------------------------------------------------------------------------------------------------------------------------------
       19.  VEHICLE  EXPENSES                                      $      0       $     10        $       48      $       58
   ---------------------------------------------------------------------------------------------------------------------------------
       20.  TRAVEL                                                 $  3,130       $  3,659        $       55      $    6,844
   ---------------------------------------------------------------------------------------------------------------------------------
       21.  ENTERTAINMENT                                          $    214       $    304        $      121      $      639
   ---------------------------------------------------------------------------------------------------------------------------------
       22.  REPAIRS  &  MAINTENANCE                                $ 56,724       $ 45,385        $   54,097      $  156,206
   ---------------------------------------------------------------------------------------------------------------------------------
       23.  SUPPLIES                                               $  4,915       $  2,062        $    3,062      $   10,039
   ---------------------------------------------------------------------------------------------------------------------------------
       24.  ADVERTISING                                            $    344       $    193        $      454      $      991
   ---------------------------------------------------------------------------------------------------------------------------------
       25.  OTHER  (ATTACH  LIST)                                  $ 14,565       $166,309        $  210,839      $  391,713
   ---------------------------------------------------------------------------------------------------------------------------------
       26.  TOTAL  OPERATING  DISBURSEMENTS                        $220,594       $363,582        $  564,681      $1,148,857
   ---------------------------------------------------------------------------------------------------------------------------------
       REORGANIZATION EXPENSES
   ---------------------------------------------------------------------------------------------------------------------------------
       27.  PROFESSIONAL  FEES                                     $      0       $      0        $        0      $        0
   ---------------------------------------------------------------------------------------------------------------------------------
       28.  U.S.  TRUSTEE  FEES                                    $  5,000       $      0        $        0      $    5,000
   ---------------------------------------------------------------------------------------------------------------------------------
       29.  OTHER  (ATTACH  LIST)                                  $      0       $      0        $        0      $        0
   ---------------------------------------------------------------------------------------------------------------------------------
       30.  TOTAL  REORGANIZATION  EXPENSES                        $  5,000       $      0        $        0      $    5,000
   ---------------------------------------------------------------------------------------------------------------------------------
       31.  TOTAL  DISBURSEMENTS                                   $225,594       $363,582        $  564,681      $1,153,857
   ---------------------------------------------------------------------------------------------------------------------------------
       32.  NET  CASH  FLOW                                        $323,122       $115,771         ($355,427)     $   83,466
   ---------------------------------------------------------------------------------------------------------------------------------
       33.  CASH   END OF MONTH                                    $391,906       $507,677        $  152,250      $  152,250
   ---------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                             Monthly Operating Report
  --------------------------------------------------
       CASE  NAME: OK Turbines, Inc.                                                  ACCRUAL BASIS-4
  --------------------------------------------------
  --------------------------------------------------
       CASE NUMBER: 400-42146-BJH-11                                                       02/13/95, RWD, 2/96
  --------------------------------------------------
  ---------------------------------------------------------------------------------------------------------------------------------
                                                                   SCHEDULE       MONTH             MONTH           MONTH
                                                                             -----------------------------------------------------
       ACCOUNTS RECEIVABLE AGING                                    AMOUNT    January 2001      February 2001     March 2001
  --------------------------------------------------------------------------------------------------------------------------------
       1.  0-30                                                                    $274,729       $160,956         $323,198
  --------------------------------------------------------------------------------------------------------------------------------
       2.  31-60                                                                   $ 57,832       $ 80,773         $ 80,836
  --------------------------------------------------------------------------------------------------------------------------------
       3.  61-90                                                                   $ 34,373       $ 32,801         $ 18,541
  --------------------------------------------------------------------------------------------------------------------------------
       4.  91+                                                                     $197,662       $177,427         $177,335
  --------------------------------------------------------------------------------------------------------------------------------
       5.  TOTAL ACCOUNTS RECEIVABLE                                  $    0       $564,596       $451,957         $599,910
  --------------------------------------------------------------------------------------------------------------------------------
       6.  AMOUNT CONSIDERED UNCOLLECTIBLE                                         $  9,438       $      0         $      0
  --------------------------------------------------------------------------------------------------------------------------------
       7.  ACCOUNTS RECEIVABLE (NET)                                  $    0       $555,158       $451,957         $599,910
  --------------------------------------------------------------------------------------------------------------------------------

  --------------------------------------------------
       AGING OF POSTPETITION TAXES AND PAYABLES                                      MONTH:      March 2001
                                                                                            ---------------------------------
  ---------------------------------------------------------------------------------------------------------------------------------
                                                            0-30       31-60          61-90             91+
       TAXES  PAYABLE                                       DAYS       DAYS           DAYS              DAYS            TOTAL
  ---------------------------------------------------------------------------------------------------------------------------------
       1.  FEDERAL                                       $     0      $    0       $      0             $      0    $      0
  ---------------------------------------------------------------------------------------------------------------------------------
       2.  STATE                                         $     0      $    0       $      0             $      0    $      0
  ---------------------------------------------------------------------------------------------------------------------------------
       3.  LOCAL                                         $     0      $    0       $      0             $      0    $      0
  ---------------------------------------------------------------------------------------------------------------------------------
       4.  OTHER (ATTACH LIST)                           $     0      $    0       $      0             $      0    $      0
  ---------------------------------------------------------------------------------------------------------------------------------
       5.  TOTAL  TAXES  PAYABLE                         $     0      $    0       $      0             $      0    $      0
  ---------------------------------------------------------------------------------------------------------------------------------
  ---------------------------------------------------------------------------------------------------------------------------------
       6.  ACCOUNTS  PAYABLE                             $18,863      $    0       $      0             $      0    $ 18,863
  ---------------------------------------------------------------------------------------------------------------------------------

  --------------------------------------------------
       STATUS OF POSTPETITION TAXES                                                  MONTH:      March 2001
                                                                                           ----------------------------------
  ----------------------------------------------------------------------------------------------------------------------------
                                                                  BEGINNING      AMOUNT                          ENDING
                                                                     TAX      WITHHELD AND/         AMOUNT        TAX
       FEDERAL                                                    LIABILITY*   OR  ACCRUED           PAID      LIABILITY
  ----------------------------------------------------------------------------------------------------------------------------
       1.   WITHHOLDING**                                             $    0       $      0        $      0    $      0
  ----------------------------------------------------------------------------------------------------------------------------
       2.   FICA EMPLOYEE**                                           $    0       $      0        $      0    $      0
  ----------------------------------------------------------------------------------------------------------------------------
       3.   FICA EMPLOYER**                                           $    0       $      0        $      0    $      0
  ----------------------------------------------------------------------------------------------------------------------------
       4.   UNEMPLOYMENT                                              $    0       $      0        $      0    $      0
  ----------------------------------------------------------------------------------------------------------------------------
       5.   INCOME                                                    $    0       $      0        $      0    $      0
  ----------------------------------------------------------------------------------------------------------------------------
       6.   OTHER (ATTACH LIST)                                       $    0       $      0        $      0    $      0
  ----------------------------------------------------------------------------------------------------------------------------
       7.   TOTAL  FEDERAL  TAXES                                     $    0       $      0        $      0    $      0
  ----------------------------------------------------------------------------------------------------------------------------
       STATE AND LOCAL
  ----------------------------------------------------------------------------------------------------------------------------
       8.   WITHHOLDING                                               $    0       $      0        $      0    $      0
  ----------------------------------------------------------------------------------------------------------------------------
       9.   SALES                                                     $    0       $      0        $      0    $      0
  ----------------------------------------------------------------------------------------------------------------------------
       10.  EXCISE                                                    $    0       $      0        $      0    $      0
  ----------------------------------------------------------------------------------------------------------------------------
       11.  UNEMPLOYMENT                                              $    0       $      0        $      0    $      0
  ----------------------------------------------------------------------------------------------------------------------------
       12.  REAL  PROPERTY                                            $    0       $      0        $      0    $      0
  ----------------------------------------------------------------------------------------------------------------------------
       13.  PERSONAL  PROPERTY                                        $    0       $      0        $      0    $      0
  ----------------------------------------------------------------------------------------------------------------------------
       14.  OTHER (ATTACH LIST)                                       $    0       $      0        $      0    $      0
  ----------------------------------------------------------------------------------------------------------------------------
       15.  TOTAL  STATE  &  LOCAL                                    $    0       $      0        $      0    $      0
  ----------------------------------------------------------------------------------------------------------------------------
       16.  TOTAL  TAXES                                              $    0       $      0        $      0    $      0
  ----------------------------------------------------------------------------------------------------------------------------

       *   The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.
       **  Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Monthly Operating Report
   ---------------------------------------------------
       CASE NAME: OK Turbines, Inc.                                                       ACCRUAL BASIS-5
   ---------------------------------------------------
   ---------------------------------------------------
       CASE NUMBER: 400-42146-BJH-11                                                          02/13/95, RWD, 2/96
   ---------------------------------------------------

       The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc.
       Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

                                                                        MONTH:    March 2001
       ------------------------------------------                              ------------------------------------------------
       BANK RECONCILIATIONS
                                                                 Account #1       Account #2         Account #3
       ------------------------------------------------------------------------------------------------------------------------
       A.   BANK                                               Bank of America  Bank of America    Bank of America
       B.   ACCOUNT NUMBER:                                        15819-20089      00127-09156          00129-09155   TOTAL
       C.   PURPOSE (TYPE):                                       Operating         Payroll           Operating
       1.  BALANCE  PER  BANK  STATEMENT                          $    183,417     $          0         $          0  $183,417
       2.  ADD:  TOTAL  DEPOSITS  NOT  CREDITED                   $          0     $          0         $          0  $      0
       3.  SUBTRACT:  OUTSTANDING  CHECKS                         $     31,467     $          0         $          0  $ 31,467
       4.  OTHER  RECONCILING  ITEMS                              $          0     $          0         $          0  $      0
       5.  MONTH  END  BALANCE  PER  BOOKS                        $    151,950     $          0         $          0  $151,950
       6.  NUMBER  OF  LAST  CHECK  WRITTEN                               6187  Account closed     Account closed

       ------------------------------------------
       INVESTMENT ACCOUNTS
       ------------------------------------------------------------------------------------------------------------------------
                                                                   DATE OF          TYPE OF           PURCHASE        CURRENT
       BANK, ACCOUNT NAME & NUMBER                                 PURCHASE        INSTRUMENT            PRICE          VALUE
       ------------------------------------------------------------------------------------------------------------------------

       7.   N/A
       ------------------------------------------------------------------------------------------------------------------------
       8.   N/A
       ------------------------------------------------------------------------------------------------------------------------
       9.   N/A
       ------------------------------------------------------------------------------------------------------------------------
       10.  N/A
       ------------------------------------------------------------------------------------------------------------------------
       11.  TOTAL  INVESTMENTS                                                                          $          0  $      0
       ------------------------------------------------------------------------------------------------------------------------

       ------------------------------------------
       CASH
       ------------------------------------------------------------------------------------------------------------------------

       12.  CURRENCY ON HAND                                                                                          $    300
       ------------------------------------------------------------------------------------------------------------------------

       13.  TOTAL CASH END OF MONTH                                                                                   $152,250
       ------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                         Monthly Operating Report

   ---------------------------------------------------
     CASE NAME: OK Turbines, Inc.                                                             ACCRUAL BASIS-6
   ---------------------------------------------------
   ---------------------------------------------------
     CASE NUMBER:  400-42146-BJH-11                                                                    02/13/95, RWD, 2/96
   ---------------------------------------------------

                                                                                       MONTH:     March 2001

    --------------------------------------------------
     PAYMENTS TO INSIDERS AND PROFESSIONALS
    --------------------------------------------------

     OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO
     INSIDERS (AS DEFINED IN SECTION 101 (31) (A) (F) OF THE U.S. BANKRUPTCY CODE)
     AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF
     COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE,
     TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.

   ------------------------------------------------------------------------------------------------
                                  INSIDERS
   ------------------------------------------------------------------------------------------------
                                       TYPE  OF              AMOUNT          TOTAL PAID
          NAME                          PAYMENT               PAID            TO DATE
   ------------------------------------------------------------------------------------------------
      1.  GREGG NIMMO            Reimbursment               $    0           $ 25,015
   ------------------------------------------------------------------------------------------------
      2.  GREGG NIMMO            Salary                     $4,615           $ 75,289
   ------------------------------------------------------------------------------------------------
      3.
   ------------------------------------------------------------------------------------------------
      4.
   ------------------------------------------------------------------------------------------------
      5.
   ------------------------------------------------------------------------------------------------
      6.  TOTAL PAYMENTS
          TO INSIDERS                                       $4,615           $100,304
   ------------------------------------------------------------------------------------------------


   -----------------------------------------------------------------------------------------------------------------------------
                                                            PROFESSIONALS
   -----------------------------------------------------------------------------------------------------------------------------
                                    DATE  OF  COURT                                                                TOTAL
                                  ORDER  AUTHORIZING         AMOUNT            AMOUNT         TOTAL  PAID         INCURRED
          NAME                          PAYMENT             APPROVED            PAID            TO  DATE         & UNPAID *
   -----------------------------------------------------------------------------------------------------------------------------
      1.  N/A
   -----------------------------------------------------------------------------------------------------------------------------
      2.  N/A
   -----------------------------------------------------------------------------------------------------------------------------
      3.  N/A
   -----------------------------------------------------------------------------------------------------------------------------
      4.  N/A
   -----------------------------------------------------------------------------------------------------------------------------
      5.  N/A
   -----------------------------------------------------------------------------------------------------------------------------
      6.  TOTAL  PAYMENTS
          TO  PROFESSIONALS                                       $    0          $      0                $0                $0
   -----------------------------------------------------------------------------------------------------------------------------

     *  INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED

   -----------------------------------------------------------------------
     POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE
     PROTECTION PAYMENTS
   ---------------------------------------------------------------------------------------------
                                              SCHEDULED          AMOUNTS
                                               MONTHLY             PAID             TOTAL
                                               PAYMENTS           DURING            UNPAID
     NAME OF CREDITOR                            DUE              MONTH          POSTPETITION
   ---------------------------------------------------------------------------------------------
     1.  City of Hollister Building Rent      $2,395            $  3,134                $0
   ---------------------------------------------------------------------------------------------
     2.  Other                                various           $    734                $0
   ---------------------------------------------------------------------------------------------
     3.  N/A
   ---------------------------------------------------------------------------------------------
     4.  N/A
   ---------------------------------------------------------------------------------------------
     5.  N/A
   ---------------------------------------------------------------------------------------------
     6.  TOTAL                                $2,395           $  3,868                $0
   ---------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                       Monthly Operating Report
   -----------------------------------------------
       CASE NAME: OK Turbines, Inc.                                                         ACCRUAL BASIS-7
   -----------------------------------------------
   -----------------------------------------------
       CASE NUMBER: 400-42146-BJH-11                                                                    02/13/95,RWD, 2/96
   -----------------------------------------------

                                                                                           MONTH:  March 2001
                                                                                                 ------------------

   --------------------------
       QUESTIONNAIRE
   ----------------------------------------------------------------------------------------------------------------------------
                                                                                                           YES         NO
   ----------------------------------------------------------------------------------------------------------------------------
       1.   HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE
            THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?                                                       X
   ----------------------------------------------------------------------------------------------------------------------------
       2.   HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT
            OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?                                                                 X
   ----------------------------------------------------------------------------------------------------------------------------
       3.   ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR
            LOANS) DUE FROM RELATED PARTIES?                                                                           X
   ----------------------------------------------------------------------------------------------------------------------------
       4.   HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES
            THIS REPORTING PERIOD?                                                                                     X
   ----------------------------------------------------------------------------------------------------------------------------
       5.   HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE
            DEBTOR FROM ANY PARTY?                                                                                     X
   ----------------------------------------------------------------------------------------------------------------------------
       6.   ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?                                                               X
   ----------------------------------------------------------------------------------------------------------------------------
       7.   ARE ANY POSTPETITION STATE OR FEDERAL INCOME
            TAXES PAST DUE?                                                                                            X
   ----------------------------------------------------------------------------------------------------------------------------
       8.   ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?                                                           X
   ----------------------------------------------------------------------------------------------------------------------------
       9.   ARE ANY OTHER POSTPETITION TAXES PAST DUE?                                                                 X
   ----------------------------------------------------------------------------------------------------------------------------
      10.   ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS DELINQUENT?                                                 X
   ----------------------------------------------------------------------------------------------------------------------------
      11.   HAVE ANY PREPETITION TAXES BEEN PAID DURING THE
            REPORTING PERIOD?                                                                                          X
   ----------------------------------------------------------------------------------------------------------------------------
      12.   ARE ANY WAGE PAYMENTS PAST DUE?                                                                            X
   ----------------------------------------------------------------------------------------------------------------------------

      IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES," PROVIDE A DETAILED
      EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

   ----------------------------------------------------------------------------------------------------------------------------

   ----------------------------------------------------------------------------------------------------------------------------


   --------------------------
       INSURANCE
   ----------------------------------------------------------------------------------------------------------------------------
                                                                                                           YES         NO
   ----------------------------------------------------------------------------------------------------------------------------
       1.   ARE WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER
            NECESSARY INSURANCE COVERAGES IN EFFECT?                                                        X
   ----------------------------------------------------------------------------------------------------------------------------
       2.   ARE ALL PREMIUM PAYMENTS PAID CURRENT?                                                          X
   ----------------------------------------------------------------------------------------------------------------------------
       3.   PLEASE ITEMIZE POLICIES BELOW.
   ----------------------------------------------------------------------------------------------------------------------------

       IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES
       HAVE BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE
       AN EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

   ----------------------------------------------------------------------------------------------------------------------------

   ----------------------------------------------------------------------------------------------------------------------------


   ----------------------------------------------------------------------------------------------------------------------------
                                                INSTALLMENT PAYMENTS
   ----------------------------------------------------------------------------------------------------------------------------
          TYPE OF                                                                                       PAYMENT AMOUNT
          POLICY                 CARRIER                             PERIOD COVERED                       & FREQUENCY
   ----------------------------------------------------------------------------------------------------------------------------
       See Kitty Hawk, Inc. Case #400-42141
   ----------------------------------------------------------------------------------------------------------------------------

   ----------------------------------------------------------------------------------------------------------------------------

   ----------------------------------------------------------------------------------------------------------------------------

   ----------------------------------------------------------------------------------------------------------------------------


   CASE NAME: OK Turbines, Inc.                                  FOOTNOTES SUPPLEMENT
   -------------------------------
   CASE NUMBER: 400-42146-BJH-11                                 ACCRUAL BASIS
   -------------------------------

                                                                 MONTH:    March 2001
                                                                        -----------------------------------

     ACCRUAL BASIS          LINE
      FORM NUMBER          NUMBER                 FOOTNOTE / EXPLANATION
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
           3                 12              All payroll is paid out of Kitty Hawk Charters, Inc. (Case
-----------------------------------------------------------------------------------------------------------
                             13                #400-42142) and allocated to the Company. Related payroll
-----------------------------------------------------------------------------------------------------------
                                               taxes are disbursed out of and reported at KH Charters.
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
           6                                 All Professional fees related to the Reorganization of the
-----------------------------------------------------------------------------------------------------------
                                               Company are disbursed out of Kitty Hawk, Inc. (Parent
-----------------------------------------------------------------------------------------------------------
                                               Company). Refer to Case # 400-42141
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
           7                                 All insurance plans related to the Company are carried at
-----------------------------------------------------------------------------------------------------------
                                               Kitty Hawk, Inc. (Parent Company). Refer to Case #400 42141.
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

CASE NAME: OK Turbines, Inc.

CASE NUMBER: 400-42146-BJH-11

Details of Other Items


ACCRUAL BASIS-1                          March 2001


8.   OTHER (ATTACH  LIST)                $(842,921)  Reported
                                         ---------
          Intercompany Receivables        (941,826)
          Security Deposit                  98,905
                                         ---------
                                          (842,921)  Detail
                                         ---------
                                                 -   Difference


ACCRUAL BASIS-2

13.  OTHER (ATTACH LIST)                 $     344   Reported
                                         ---------
          Bad Debt expense                     344
                                         ---------
                                               344   Detail
                                         ---------
                                                 -   Difference


ACCRUAL BASIS-3

8.   OTHER (ATTACH  LIST)                $      53   Reported
                                         ---------
          Void checks and refunds               53   Detail
                                         ---------
                                                 -   Difference



25.  OTHER (ATTACH  LIST)                  210,839   Reported
                                         ---------
          Freight                            5,363
          Training                               -
          Outside Services                     603
          Penalty and NSF                      344
          Refunds                            1,420
          Misc                                  26
          Subscription                       3,083
          Transfer to KH Charters          200,000
                                         ---------
                                           210,839   Detail
                                         ---------
                                                 -   Difference